SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[ ]  Preliminary Proxy Statement   [ ] Confidential, for Use of Commission
[X]  Definitive Proxy Statement        Only (as permitted by Rule 14a-6(e)(2))
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to par 240.14a-11(c) or par. 240.14a-12

                               MidSouth Bancorp, Inc.

                (Name of Registrant as Specified In Its Charter)

                   Board of Directors of MidSouth Bancorp, Inc.

   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[ ]  $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1),
        14a-6(i)(2) or item 22(a)(2) of Schedule 14A.
[ ]  $500 per each party to the controversy pursuant to Exchange
        Act Rule 14a-6(i)(3).
[ ]  Fee computed on table below per Exchange Act Rules 14a-
        6(i)(4) and 0-11.

     1) Title of each class of securities to which transaction applies:



     2) Aggregate number of securities to which transaction applies:



     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act
           Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):



     4)  Proposed maximum aggregate value of transaction:



     5)  Total Fee Paid:



[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)  Amount Previously Paid:

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     4)  Date Filed:

                         MIDSOUTH BANCORP, INC.

                        102 Versailles Boulevard
                           Versailles Centre
                       Lafayette, Louisiana 70501

                 NOTICE OF ANNUAL MEETING OF SHAREHOLDERS



Lafayette, Louisiana
April 18, 2003

     The annual meeting of shareholders of MidSouth Bancorp, Inc. ("MidSouth") will be held on Tuesday, May 27, 2003, at 4:00 p.m., local time, at the Cajundome Convention Center, at 444 Cajun Dome Blvd., Lafayette, Louisiana, to elect directors and to consider such other matters as may properly come before the meeting or any adjournments thereof.

     Only holders of record of MidSouth common stock at the close of business on March 31, 2003, are entitled to notice of and to vote at the meeting.

     Your vote is important regardless of the number of shares you own. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE MARK, DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT PROMPTLY IN THE ACCOMPANYING ENVELOPE. YOUR PROXY MAY BE REVOKED BY APPROPRIATE NOTICE TO MIDSOUTH'S SECRETARY AT ANY TIME PRIOR TO THE VOTING THEREOF.


                                        BY ORDER OF THE BOARD
                                        OF DIRECTORS


                                        Karen L. Hail
                                        Secretary

                         MIDSOUTH BANCORP, INC.

                       102 Versailles Boulevard
                           Versailles Centre
                      Lafayette, Louisiana 70501


                            PROXY STATEMENT


     This Proxy Statement is furnished holders of common stock of MidSouth Bancorp, Inc. ("MidSouth") in connection with the solicitation on behalf of its Board of Directors (the "Board") of proxies for use at MidSouth's annual shareholders meeting (the "Meeting") to be held on Tuesday, May 27, 2003, at the time and place shown in the accompanying notice and at any adjournments thereof. This Proxy Statement is first being mailed to shareholders about April 18, 2003.

     Only holders of record of MidSouth common stock ("Common
Stock") at the close of business on March 31, 2003, are entitled to notice of and to vote at the Meeting. On that date, MidSouth had outstanding 2,901,142 shares of Common Stock.

     The presence, in person or by proxy, of a majority of the outstanding shares of Common Stock entitled to vote is necessary to constitute a quorum. If a quorum is present, directors are elected by plurality vote; with respect to any other proposal that may properly come before the Meeting, if the Board has recommended it by the affirmative vote of the majority of the Continuing Directors, as defined in MidSouth's Articles of Incorporation ("Articles"), then, generally, the affirmative vote of a majority of the votes cast is required to approve it, but if it is not so recommended, then the affirmative vote of 80% of the Total Voting Power, as defined in the Articles, is required to approve it. MidSouth's By-laws provide that the Continuing Directors will appoint the Judge(s) of Election and that all questions as to the qualification of voters, validity of proxies and the acceptance or rejection of votes will be decided by the Judge(s).

     Abstentions or broker non-votes will have no effect on the election of directors. With respect to any other proposal, abstentions and broker non-votes will be counted as votes not cast and will have no effect on any proposal requiring a majority of votes cast to approve it and will have the effect of a vote against any proposal requiring an affirmative vote of a percentage of the Total Voting Power.

     All proxies received in the form enclosed will be voted as specified and, in the absence of instructions to the contrary, will be voted for the election of the persons named herein. MidSouth does not know of any matters to be presented at the Meeting other than those described herein; however, if any other matters properly come before the Meeting or any adjournments thereof, it is the intention of the persons named in the enclosed proxy to vote the shares represented by them in accordance with their best judgment.

     The enclosed proxy may be revoked by the shareholder at any time prior to its exercise by filing with MidSouth's Secretary a written revocation or a duly executed proxy bearing a later date. A shareholder who votes in person in a manner inconsistent with a proxy previously filed on his or her behalf will be deemed to have revoked the proxy as to the matters voted upon in person.

     The cost of soliciting proxies in the enclosed form will be borne by MidSouth. In addition to the use of the mails, proxies may be solicited by personal interview, telephone, telegraph, facsimile and e-mail. Banks, brokerage houses and other nominees or fiduciaries may be requested to forward the soliciting material to their principals and to obtain authorization for the execution of proxies, and MidSouth will, upon request, reimburse them for their expenses in so acting.


                       ELECTION OF DIRECTORS

     The Articles provide for three classes of directors, with one class to be elected at each annual meeting for a three-year term. At the Meeting, Class I Directors will be elected to serve until the third succeeding annual meeting and until their successors have been duly elected and qualified.

     Unless authority is withheld, the persons named in the enclosed proxy will vote the shares represented by the proxies received by them for the election of the three Class I director nominees named below. In the unanticipated event that one or more nominees cannot be a candidate at the Meeting, the shares represented will be voted in favor of such other nominees as may be designated by the Board. Directors will be elected by plurality vote.

     Other than the Board, only shareholders entitled to vote for the election of directors who have complied with the procedures of
Article IV(H) of MidSouth's Articles may nominate a person for election. To do so, the shareholder must have given written notice to MidSouth by December 8, 2002, of the following: (1) as to each person whom he or she proposes to nominate, (a) his or her name, age, business address, residential address, principal occupation or employment, and the class and number of shares of MidSouth's stock of which he or she is the beneficial owner and (b) any other information relating to such person that would be required to be disclosed in solicitations of proxies for the election of directors by Regulation 14A under the Securities Exchange Act of 1934; and
(2) as to the shareholder giving the notice, (a) his or her name and address and the class and number of shares of stock of MidSouth of which he or she is the beneficial owner and (b) a description of any agreements, arrangements or relationships between the shareholder and each person he or she proposes to nominate. Two inspectors, not affiliated with MidSouth, appointed by MidSouth's Secretary, will determine whether the notice provisions were met; if they determine that the shareholder has not complied with
Article IV(H), the defective nomination will be disregarded.

     The following table sets forth certain information as of March 31, 2003, with respect to each director nominee and each director whose term as a director will continue after the Meeting. Unless otherwise indicated, each person has been engaged in the principal occupation shown for at least the past five years. The Board recommends a vote FOR each of the three nominees named below.



    Director Nominees for terms to expire in 2006 (Class I Direc-tors)

                                                                Year First
   Name	                  Age     Principal Occupation        Became Director

C. R. Cloutier            56      President and C.E.O.,           1984
                                  MidSouth and MidSouth Bank
                                  (the "Bank"), MidSouth's
                                  wholly-owned subsidiary

J. B. Hargroder, M.D.     72      Physician, retired              1984


William M. Simmons        69      Private Investments             1984


    Directors whose terms expire in 2004 (Class II Directors)

                                                               Year First
   Name	                  Age     Principal Occupation       Became Director

Will G. Charbonnet, Sr.   55      Private Investments; Chair-     1984
                                  man of the Board,
                                  MidSouth and the Bank; Until
                                  1999 President-Owner of
                                  Acadiana Fast Foods, Inc.

Clayton Paul Hilliard     77      President, Badger Oil           1985
                                  Corporation



Stephen C. May            54      Majority owner of Atlanta       2000<FN1>
                                  Publishing, LLC
                                  (2000-Present); Investor and
                                  business consultant (1999-
                                  Present); Former majority
                                  owner, President and
                                  Publisher of The Times
                                  Publishing Group, Inc.
                                  (1980-1999)


    Directors whose terms to expire in 2005 (Class III Directors)

                                                               Year First
   Name	                  Age     Principal Occupation       Became Director

James R. Davis, Jr.       50      President, Davis/Wade          1991
                                  Financial Services, LLC

Karen L. Hail             49      Chief Financial Officer and    1988
                                  Secretary, MidSouth


Milton B. Kidd,III, O.D.  54      Optometrist, Kidd Vision       1996
                                  Centers

_______________

<FN1> Mr. May has served on the Board of the Bank since January 2000.

                              ____________

     During 2002, the Board held twelve meetings. Each incumbent director attended at least 75% of the aggregate number of meetings held during 2002 of the Board and committees of which he or she was a member.

     The Board has an Audit Committee, an Executive Committee, a
Personnel Committee, and a Corporate Governance and Nominating
Committee.

     The members of the Audit Committee are Messrs. Davis, Charbonnet, Hilliard and Kidd. The Committee, which held four meetings in 2002, is responsible for assisting the Board in monitoring the integrity of MidSouth's financial statements, compliance with legal and regulatory requirements and the independence and performance of MidSouth's internal and external auditors.

     The members of the Executive Committee are Messrs. Charbonnet, Cloutier and Hargroder. The Committee's duties include shareholder relations, Bank examination and Securities and Exchange Commission ("SEC") reporting. The Committee met fourteen times in 2002.

     The members of the Personnel Committee are Messrs. Charbonnet, Davis, Hargroder, Hilliard, Kidd, Simmons and May. The Committee, which met four times in 2002, is responsible for evaluating the performance and setting the compensation of MidSouth's executive officers and administering MidSouth's Stock Incentive Plan.

     The members of the Corporate Governance and Nominating Committee are Messrs. Charbonnet, Hargroder and Hilliard. The Committee assists the Board in making determinations of director independence, assessing overall and individual Board performance and recommending director candidates. The Committee considers nominees who are proposed by shareholders in accordance with the procedures, described above, in MidSouth's Articles. The Committee did not meet in 2002.

     Directors of MidSouth are also directors of the Bank. Directors are entitled to fees of $100 per month for service on the MidSouth Board and $200 per month for service on the Bank Board. The Chairman of the Board receives an additional $750 per month, the Vice Chairman receives an additional $350 per month and the Chairman of the Audit Committee receives an additional $670 per month. Each director also receives $350 for each regular meeting, and $125 for each special meeting, of the Board of the Bank and $150 for the first hour, and $75 per hour for each additional hour, of each committee meeting. Directors receive meeting fees only for meetings they attend.

     Each of the current directors who are not employees were granted options in 1997 to purchase up to 10,968 shares of Common Stock at $6.67 per share, the fair market value on the date of grant, exercisable in annual 20% increments beginning one year from the date of grant. Stephen C. May, a more recent addition to the Board, was granted options in 2002 to purchase up to 6,500 shares of Common Stock at $13.00 per share, the fair market value on the date of grant, exerciseable in annual 20% increments beginning one year from the date of grant.

     The Securities and Exchange Act of 1934 and applicable
SEC regulations require MidSouth's directors, executive officers and ten percent shareholders to file with the SEC initial reports of ownership and reports of changes in ownership of equity securities of MidSouth, and to furnish MidSouth with copies of all the reports they file. To MidSouth's knowledge, based on a review of reports furnished to MidSouth, all required reports were filed timely.

     The Board has adopted a Statement of Corporate Governance
Principles, a copy of which is attached as Exhibit A to this proxy statement.



                     SECURITY OWNERSHIP OF MANAGEMENT
                      AND CERTAIN BENEFICIAL OWNERS


Security Ownership of Management

     The following table sets forth certain information as of March 31, 2003, concerning the beneficial ownership of Common Stock by each director and nominee of MidSouth, by each executive officer named in the Summary of Executive Compensation Table below, and by all directors and executive officers as a group. Unless otherwise indicated, the securities are held with sole voting and investment power.


                                  Amount and Nature
                                    of Beneficial         Percent
Name and Address                   Ownership <FN1>        of Class


Will G. Charbonnet, Sr.              98,813<FN2>           3.39%

C. R. Cloutier                      202,985<FN3>           6.91%

James R. Davis, Jr.                  67,945<FN4>           2.33%

Karen L. Hail                        71,499<FN5>           2.45%

J. B. Hargroder, M.D.               256,749<FN6>           8.82%

Clayton Paul Hilliard               121,747<FN7>           4.18%

Milton B. Kidd, III, O.D.           121,142<FN8>           4.16%

Stephen C. May                       70,000                2.41%

William M. Simmons                  105,114<FN9>           3.61%

Donald R. Landry                     53,536<FN10>          1.83%

All directors and
executive officers as a
group (15 persons)                1,212,332               39.69%


_______________

<FN1>  Common  Stock held  by  MidSouth's  Directors'  Deferred
       Compensation Trust (the "Trust") is
       beneficially owned by its Plan Administrator, MidSouth's Executive Committee, the members of which could be deemed to share beneficial ownership with respect to all Common Stock held in the Trust (164,452 shares or 5.67% as of March 31, 2003). For each director, the table includes the number of shares held for his or her account only, while the group figure includes all shares held in the Trust at March 31, 2003. Common Stock held by MidSouth's Employee Ownership Plan (the "ESOP") is not included in the table, except that shares allocated to an individual's account are included as beneficially owned by that individual. Shares which may be acquired by exercise of currently exercisable options are deemed outstanding for purposes of computing the percentage of outstanding Common Stock owned by persons beneficially owning such shares and by all directors and
       executive officers   as a group but are not otherwise deemed to
       be outstanding.

<FN2>  Includes 22,730 shares as to which he shares voting and investment power, 23,680 shares held for his account in the Trust and 10,968 shares, which he may acquire within 60 days pursuant to currently exercisable stock options ("Current Options").

<FN3>  Includes 32,601 shares held by the ESOP for his account,
       78,284 shares as to which he shares voting and investment power, 28,831 shares held for his account in the Trust, and 37,500 shares under Current Options. Mr. Cloutier's address is P. O. Box 3745, Lafayette, Louisiana 70502.

<FN4>  Includes  38,249 shares as to which he shares voting and investment power, 18,728 shares held for his account in the Trust and 10,968 shares under Current Options.

<FN5>  Includes 24,038 shares held for her account in the ESOP, 630 shares as to which she shares voting and investment power, 18,494 shares held for her account in the Trust and 22,500 shares under Current Options.

<FN6>  Includes 220,326 shares as to which he shares voting and investment power, 25,455 shares held for his account in the
       Trust, and 10,968 shares under Current Options.   Dr. Hargroder's
       address is P. O. Box 1049, Jennings, Louisiana 70546.

<FN7>  Includes 85,419 shares as to which he shares voting and investment power, 10,776 shares held for his account in the Trust and 10,968 shares under Current Options.

<FN8>  Includes 8,504 shares held for his account in the Trust and
       10,968 shares under Current Options.

<FN9>  Includes 2,998 shares as to which he shares voting and investment power, 24,408 shares held for his account in the Trust, and 10,968 shares under Current Options.

<FN10> Includes 24,703 shares as to which he shares voting and investment power 10,833 shares held for his account in the ESOP and 18,000 shares under Current Options.

                         _______________________

Security Ownership of Certain Beneficial Owners

     The following table sets forth certain information as of March 31, 2003, concerning the only persons other than the persons listed in the table above known to MidSouth to be the beneficial owner of more than five percent of its Common Stock.

          Name and Address         Shares Beneficially 	      Percent
	Of Beneficial Owner              Owned               of Class

MidSouth Bancorp, Inc., Employee Stock    288.038<FN1>          9.93 %
Ownership Plan, ESOP Trustees and
ESOP Administrative Committee
P. O. Box 3745, Lafayette, LA  70502


MidSouth Bancorp, Inc.,                   164,452               5.67 %
Directors Deferred Compensation Plan
& Trust
Executive Committee
P. O. Box 3745, Lafayette, LA  70502


Jeffrey L. Gendell                        158,400               5.46 %
Tontine Financial Partners, L.P.
237 Park Avenue, 9th Floor
New York, NY  10017


__________________________



<FN1> The Administrative Committee directs the Trustees how to vote the approximately 12,819 unallocated shares of Common Stock in the ESOP as of March 31, 2003. Voting rights of the shares allocated to ESOP participants' accounts are passed through to them. The Trustees have investment power with respect to the ESOP's assets, but must exercise it in accordance with an investment policy established by the Administrative Committee. The Trustees are Donald R. Landry, an executive officer of MidSouth, Earline Vincent, a Bank officer, and Brenda Jordan, a Bank employee. The Administrative Committee consists of David L. Majkowski and Teri S. Stelly, executive officers of MidSouth, and Dailene Melancon, a Bank officer.

                      _________________________

           EXECUTIVE COMPENSATION AND CERTAIN TRANSACTIONS


Summary of Executive Compensation

     The following table shows all compensation awarded to, earned by or paid to the Named Executive Officers for all services rendered by them in all capacities to MidSouth and its subsidiaries for the past three years. No other executive officer of MidSouth had total annual salary and bonus exceeding $100,000 in 2002.



                                                                 Long-Term Compensation
                                                                 ______________________
                                                        Other
    Name and                                            Annual   Restricted Securities               All Other
    Principal                                           Compen-    Stock    Underlying      LTIP     Compen-
    Position          Year     Salary<FN1>  Bonus<FN2>  sation    Award(s)   Option(s)    Payouts    sation <FN3>
    ________          ____     __________   __________  _______  __________ __________    _______    ____________
C. R. Cloutier        2002     $204,275     $49,320       0           0        12,500         0       $ 8,678
President & Chief     2001     $198,842     $42,391       0           0           0           0       $ 7,574
Executive Officer     2000     $184,657     $38,539       0           0           0           0       $ 5,929


Karen L. Hail         2002     $139.283     $29,592       0           0         6,000         0       $ 5,619
Senior Exec VP &      2001     $136,092     $25,429       0           0           0           0       $ 5,576
Chief Oper. Off.      2000     $125,765     $23,123       0           0           0           0       $ 4,459


Donald R. Landry      2002     $105,833     $23,427       0           0         5,000         0       $ 5,433
Exec. VP & Chief      2001     $101,708     $20,259       0           0           0           0       $ 5,747
Lending Officer       2000     $ 94,813     $25,184       0           0           0           0       $ 4,838

A. Dwight Utz         2002     $ 92,000     $11,813       0           0           0           0       $ 1,734
Senior VP &           2001     $ 75,250     $ 2,772       0           0         5,000         0       $   0
Retail Executive      2000        N/A         N/A        N/A         N/A         N/A         N/A         N/a
Manager

_______________

<FN1>  Includes director fees of $25,925 and $24,950 for 2002;  $25,300 and $26,425 for 2001;  $21,975 and $23,925 for 2000 for Mr.
       Cloutier and Ms. Hail, respectively.

<FN2>  Awarded pursuant to the Incentive Compensation Plan of the Bank.

<FN3>  Consists of $6,892, $4,960, $4,661 and $1,734 contributed by
       MidSouth to the ESOP for the accounts of each of Mr. Cloutier, Ms. Hail, Mr. Landry and Mr. Utz, respectively; and $1,786, $659 and $772 paid by MidSouth in insurance premiums for term life insurance for the benefit of Mr. Cloutier, Ms. Hail and Mr.
       Landry, respectively.


                             _____________________

Option Holdings

     The following table sets forth information with respect to Mr.
C. R. Cloutier, Ms. Hail and Mr. Landry concerning unexercised options held as of December 31, 2002. No options were exercised by any of the Named Executive Officers in 2002.




                   OPTION VALUES AS OF DECEMBER 31, 2002


                     Number of Securities                 Value of Unexercised
                     Underlying Unexercised               In-the-Money Options
                          Options at                               At
   Name                December 31, 2002                 December 31, 2002 <FN1>
   ____               _____________________             ________________________

                    Exercisable  Unexercisable        Exercisable     Unexercisable
C. R. Cloutier         35,062       14,938              $287,397        $ 58,333
Karen L. Hail          21,375        7,125              $187,842        $ 27,879
Donald Landry          16,931        6,069              $142,570        $ 23,510
A. Dwight Utz           1,000        4,000              $  6,200        $ 24,800


________________________


<FN1>  Reflects the difference between the closing sale price of a share of MidSouth Common Stock on December 31, 2002, and the exercise price of the options.

                          ___________________

Stock Option Grants

     The following table sets forth information concerning the grant of stock options to Mr. Cloutier, Ms. Hail and Mr. Landry during 2002.


                          Stock Option Grants
                         _____________________

                                % of Total
                  No. of Shares Options to
                    Underlying  Employees      Exercise     Experiation
    Name             Options     In 2002      Price <FN1>      Date
    ____             _______     _______      __________    ___________
C. R. Cloutier       12,500       53.19%        $13.00     May 30, 2012
Karen L. Hail         6,000       25.53%        $13.00     May 30, 2012
Donald R. Landry      5,000       21.28%        $13.00     May 30, 2012

___________________


<FN1>  The exercise price represents the fair market value of the
       MidSouth Common Stock on the date of grant. The options are not exercisable for one year from the date of grant and become exercisable thereafter in 20% increments each year, unless exerciseability is accelerated by the Personnel Committee or upon a change in control of MidSouth.


                           ___________________

                                 -10-

Employment and Severance Contracts with Named Executive Officers

     Mr. Cloutier, Ms. Hail and Mr. Landry each have a written employment agreement with the Bank for a term of one year, beginning January 1st of each year. The agreements are automatically extended for one year every year thereafter beginning on the termination date, unless written notice of termination is given by any party to the agreement not later than 60 days before the termination date. Pursuant to the contract, Mr. Cloutier, Ms. Hail and Mr. Landry receive term life insurance equal to four times their annual salary payable to a beneficiary of their choice and disability insurance of not less than two-thirds of their annual salary. Mr. Cloutier's, Ms. Hail's and Mr. Landry's contracts have a severance provision which entitles them to one year's salary if the agreement is terminated by the Bank, unless they are removed by a regulatory body.


Certain Transactions

     Directors, nominees and executive officers of MidSouth and their associates have been customers of, and have borrowed from, the Bank in the ordinary course of business, and such transactions are expected to continue in the future. In the opinion of MidSouth's management, such transactions have been on substantially the same terms, including interest rates and collateral, as those prevailing at the time of comparable transactions with other persons and did not involve more than the normal risk of collectability or present other unfavorable features.


                RELATIONSHIP WITH INDEPENDENT
                    PUBLIC ACCOUNTANTS

     MidSouth's consolidated financial statements for 2002 were audited by Deloitte & Touche, LLP, and the Board has appointed it to audit MidSouth's financial statements for 2003. Representatives of Deloitte & Touche, LLP are not expected to be present at the Meeting.

     MidSouth billings from Deloitte & Touche, LLP totaled $59,700 for audit of the MidSouth's 2002 annual financial statements and the review of its financial statements included in MidSouth's 10QSB filings for 2002. All services rendered to MidSouth by Deloitte & Touche , LLP in 2002 were audit-related services. No consulting fees were paid by MidSouth to Deloitte & Touche, LLP in 2002.


                   AUDIT COMMITTEE REPORT

     The Audit Committee of our Board of Directors is composed of four non-employee directors. The Board has made a determination that the members of the Committee satisfy the requirements of the American Stock Exchange as to independence, financial literacy and experience. The responsibilities of the Committee are set forth in the Charter of the Audit Committee, which was adopted by the Board of Directors on May 10, 2000 and revised on March 12, 2003. A copy of the Charter is attached as Exhibit B.

     The Committee reviewed and discussed the audited financial statements with our management including a discussion of the quality of the accounting principles, the reasonableness of significant judgements and the clarity of disclosures in the financial statements. The Committee also discussed with the independent auditors the matters required to be discussed by SAS 61 (Codification of Statements on Auditing Standards, AU Section 380).
 The Committee also received the written disclosures and the letter from the independent auditors required by Independent Standards Board Standard No. 1 (Independent Standards Board Standard No. 1, Independence Discussions with Audit Committees), has discussed with the independent auditors the independent auditors' independence and has considered the compatibility of non-audit services with the auditors' independence.

     The Committee discussed with the Company's internal and independent auditors the overall scope and plans for their respective audits. The Committee met with the internal and independent auditors, with and without management present, to discuss the results of their examinations, their evaluations of the Company's internal controls, and the overall quality of the Company's financial reporting.

     Based on the reviews and discussions referred to above, the Committee recommended to the Board that the audited financial statements be included in our Annual Report on Form 10-KSB for the last fiscal year for filing with the SEC.

     By the members of the Audit Committee:
                James R. Davis
                Will G. Charbonnet
                C. P. Hilliard
                Milton B. Kidd, III, O.D.


                      SHAREHOLDER PROPOSALS

     Eligible shareholders who desire to present a proposal qualified for inclusion in the proxy materials relating to the 2004 annual meeting must forward such proposal to the Secretary of MidSouth at the address listed on the first page of this Proxy Statement in time to arrive at MidSouth before December 9, 2003.

ANY SHAREHOLDER MAY BY WRITTEN REQUEST OBTAIN WITHOUT CHARGE A COPY OF MIDSOUTH'S ANNUAL REPORT ON FORM 10-KSB FOR THE YEAR ENDED DECEMBER 31, 2002, WITHOUT EXHIBITS. REQUESTS SHOULD BE ADDRESSED TO SALLY D. GARY, INVESTOR RELATIONS, MIDSOUTH BANCORP, INC., P. O. BOX 3745, LAFAYETTE, LOUISIANA 70502.


                                By Order of the Board of Directors


                                        Karen L. Hail

                                          Secretary


Lafayette, Louisiana
April 18, 2003

                             EXHIBIT A
                       MidSouth Bancorp, Inc.
                  Corporate Governance Principles


I.      Board of Directors

        A.     Membership

               1.     Size of Board.
                      The Board's optimum size is approximately 7-12
               members. However, the Board would be willing to have a greater number of directors to accommodate the availability of an outstanding candidate. Similarly, the Board is willing to reduce the size of the Board, or maintain a vacancy, if it cannot identify available candidates meeting the Board's qualification standards.

               2.     Mix of Inside and Outside Directors.
                      The Board should have a significant majority of
               outside directors; the expectation of the Board is the number of inside directors should not exceed two.

               3.     Director Qualifications.
                      The Board seeks members from diverse professional
               backgrounds who combine a broad spectrum of experience and expertise with a reputation for integrity. Directors should have experience in positions with a high degree of responsibility, be leaders in the companies or institutions with which they are affiliated and be selected based upon contributions they can make to the Board and management.

               4. Definition of "Independent" and "Outside" Directors. The Board's policy is that a majority of the members of the Board meet the criteria for independent directors in accordance with the applicable rules of the American Stock Exchange. The determination that a
               Director is independent shall be made by the Board following a review of all relevant information and a recommendation by the Corporate Governance and Nominating Committee. Any independent director is also considered to be an Outside Director.

               5.      Selection of New Directors.
                       The Corporate Governance and Nominating Committee
               has, as one of its responsibilities, the recommendation of director candidates to the full Board after receiving input from all Directors and the Chief Executive Officer.

               6.      Other Directorships.
                       Directors are expected to advise the Chairman of
               the Board promptly upon being offered any other public company directorship. Unless the Board determines that the carrying out of a Director's responsibilities to the Company will not be adversely affected by the Director's other directorships, Directors should not serve on any public company boards other than the Company.

        B.     Responsibilities

               1.     Basic Duties
                      The basic responsibility of the Directors is to
               exercise their business judgment in good faith to act in what they believe to be in the best interests of the Company. Directors are expected to regularly attend 100% of the Board meetings and at least 92% of the meetings of committees on which they serve, and to spend the time needed and meet as frequently as necessary to properly discharge their responsibilities. To prepare for meetings, Directors are expected to review the materials that are sent to Directors in advance of those meetings.

               2.     Conflicts of Interest.
                      a) Directors are expected to avoid any action, position or interest that conflicts with an interest of the Company, or gives the appearance of a conflict. The Company annually solicits information from Directors in order to monitor potential conflicts of interest and Directors are expected to be mindful of their fiduciary obligations to the Company. When faced with a situation involving a potential conflict of interest, Directors are encouraged to seek advice from the Chief Legal Officer. Directors shall recuse themselves and not participate in the discussion and voting on any matter presented at a Board meeting if they believe that they have a personal interest or a conflict of interest. If a significant conflict of interest with a Director exists and cannot be resolved, the Director is expected to tender his or her resignation to the Chairman.
                      b) The Company's loan policy will be less favorable to Directors than to other customers.

                3.    Consulting Agreements with Directors.
                      The Board believes that the Company should not
                enter into paid consulting arrangements with Outside
                Directors.

                4.    Share Ownership by Directors.
                      The Board believes that the number of shares of the
                Company's common stock owned by each Director is a personal decision; however, each director serving on the date of the adoption of these Principles is expected to own a minimum of 25,000 shares of stock at all times, and new Directors are expected to own a minimum of 10,000 shares of stock within a reasonable time after their election or appointment.

                5.    Director Compensation.
                      The Personnel Committee shall recommend Director
                compensation and benefits to the full Board based on comparable information for companies of similar size and recommendations from management. The Committee when making its recommendations may take into account the appearance that Directors' independence is adversely affected if Director compensation and benefits exceed customary levels, if the Company makes substantial charitable contributions to organizations with which a Director is affiliated, or if the Company enters into consulting contracts with, or provides other indirect forms of compensation, to a Director or an organization with which the Director is affiliated.

                6.    Assessing Board Performance.
                      The Corporate Governance and Nominating Committee
                has the responsibility to periodically assess overall and individual Board performance. A self-evaluation shall be conducted annually to determine whether the Board and its committees are functioning effectively. The Board will discuss the results of the self-evaluations to determine what actions could improve Board and Committee performance.

                7.    Lead Director.
                      A Lead Director for purposes of oversight of Audit,
                Loan Review and Compliance Departments will be appointed by the Board and shall be an Outside Director.

                8.    Executive Sessions of Outside Directors.
                      Executive Sessions are those sessions including the
                Chairman and Outside Directors and should be called by the Chairman. Meetings that include only nonemployee Directors -- called Outside Directors Sessions -- should occur at least three times a year on the periodic evaluation of the Chief Executive Officer, to determine Director independence and to discuss other matters of importance.

                9.    Board Access to Management and Independent Advisors.
                      Board members have complete and open access to
                members of management. The Chief Executive Officer shall
                invite key employees to attend Board and Committee meetings at which the Chief Executive Officer believes they can meaningfully contribute to Board and Committee discussion. The Board and Board committees may consult with and retain independent legal, financial and other advisors as they may deem necessary.

                10. Board Interaction with Institutional Investors, Peers, Customers, etc.
                      The Board believes that under ordinary
                circumstances, management speaks for the Company and the Chairman speaks for the Board. Individual Board members may, from time to time, meet with or communicate with various constituencies that are involved with the Company. It is expected that Board members would do this with the knowledge of management and, in most instances, at the request of management.

                11.   Confidentiality of Information.
                      In order to facilitate open discussion, the Board
                believes maintaining confidentiality of information and deliberations is an imperative.

                12. Director Orientation and Continuing Education. New Board Directors shall participate in an orientation program to familiarize themselves with the Company's businesses and operations, and their responsibilities and duties as Directors. Continuing education for Directors shall be conducted through a number of methods, including presentations by the Company's officers concerning the Company's strategies, initiatives and business plans; presentations by outside parties concerning industry issues and general business and regulatory matters; on-site meetings with Company personnel at their business locations; and other appropriate programs to carry out continuing education.

                13.    Regulatory Reports.
                       The Board shall review all reports from the
                Office of the Comptroller of the Currency and the Federal Reserve Board and consider all recommendations therein.

                14.    Code of Ethics.
                       The Board shall adopt a Code of Ethics for itself,
                management and employees.

II.     Board Committees

                1.     Committee Structure.
                       The Board shall at all times maintain committees
                with the following responsibilities: an audit committee, a compensation committee, and a governance and nominating committee. All of the members of these committees shall be independent directors under the criteria established by the American Stock Exchange, and each of these committees shall operate in accordance with the applicable rules of the Securities and Exchange Commission and the American Stock Exchange. The Board has established the following Committees; Corporate Governance and Nominating; Personnel and Executive. The Board shall establish such additional committees as it deems appropriate.

                2.     Committee Charters.
                       Each Committee shall have its own charter setting
                forth the purposes and responsibilities of the Committee. The charters shall also provide that each Committee will annually evaluate its performance.

                3.     Frequency and Length of Board Committee Meetings.
                       The Chairman should regularly consult with
                Committee Chairs to obtain their insights and to optimize
                Committee performance. The Committee Chairs, in consultation with the Chairman, the Chief Financial Officer and the Chief Legal Officer, should establish the frequency and length of Committee meetings.

                4.     Development of Committee Agenda.
                       The Committee Chairs, working with the Chief
                Executive Officer, should establish Committee agendas for the year. All standing Committees should meet regularly during the year and receive reports from Company personnel on Company developments affecting the Committee's work. At the beginning of each year, the Audit Committee should review and approve the internal audit staff's schedule for the year.

III.     Chairman & Chief Executive Officer

                1. Separate Positions of Chairman, President and Chief Executive Officer.
                       The positions of Chairman and Chief Executive
                Officer may not be the same person. The Chairman should be an outside Director.

                2. Formal Evaluations of the Chief Executive Officer. The Personnel Committee shall annually conduct the
                Chief Executive Officer evaluation in the context of its review of the Company's performance in meeting its goals for purposes of awarding compensation. The Compensation and Organization Committee Chair shall report to the Board on the evaluation in a Board meeting attended by Outside Directors.

                3.     Succession Planning.
                       The Chief Executive Officer shall review succession
                planning on an annual basis with the Board, including succession plans for the Chief Executive Officer.

                4.     Management Development.
                       Senior Company executives should compile and
                evaluate a succession plan for their areas of responsibility which should be reviewed with the Chief Executive Officer and the Board. The Chief Executive Officer shall provide input on each succession plan and discuss the plans with the Board in an Executive Session.

EXHIBIT B

MidSouth Bancorp, Inc. Audit Committee Charter

The Board of Directors (Board) of MidSouth Bancorp, Inc. (MidSouth) has established its audit committee to assist it in monitoring 1) the integrity of MidSouth's financial statements,
(2) MidSouth's compliance with legal and regulatory requirements and (3) the independence and performance of MidSouth's internal and external auditors. In addition, the Committee is responsible to produce an annual report of its activities by inclusion in MidSouth's proxy statement.

By approving this Charter, the Board obligates itself to provide appropriate funding, as determined by the Audit Committee, in its capacity as a committee of the Board, for payment of compensation to any public accounting firm engaged for the purpose of rendering or issuing an audit report or related work or performing other audit, review or attest services for the Bank or other related entities; and to any advisors employed by the Audit Committee.

The requisite number of members of the Audit Committee shall be appointed by the Board of Directors. Each member so appointed must meet the independence and experience requirements of the American Stock Exchange and of applicable sections of the Securities Exchange Act of 1934. The Chairman shall be designated by the Board.

The Audit Committee shall be directly responsible for the appointment, compensation, retention and oversight of the work of the independent auditor. In its capacity, the Audit Committee shall be responsible for resolving any disputes between the auditor's work and management. The Audit Committee has the authority to engage special legal, accounting or other consultants to advise the Committee. The Audit Committee may request any officer or employee of the Company or the Company's outside counsel or independent auditor to attend a meeting of the Committee or to meet with any member of, or consultants to, the Committee.

The Audit Committee shall make regular reports to the Board.

In its capacity the Audit Committee shall also:

1. Review and reassess the adequacy of this Charter annually and recommend any proposed changes to the Board for approval.
2. Review credentials of and recommend to the Board, the appointment of an independent auditor, which firm is ultimately accountable to the Audit Committee.
3. Meet with the independent auditor prior to the audit to review the planning and staffing of the audit.
4. Discuss with the independent auditor the matters required to be discussed by Statement on Auditing Standards No. 61 relating to the conduct of the audit and statement on Auditing Standard No. 10 relating to the conduct of a review of interim financial information.
5.     Obtain from the independent auditor reports required by

       Section 10A of the Securities Exchange Act of 1934.
6.     Approve the fees to be paid to the independent auditor.
7. Receive periodic reports from the independent auditor regarding the auditor's independence consistent with Independence Standards Board Standard 1, discuss such reports with the auditor, and if so determined by the Audit Committee, take or recommend that the full Board take appropriate action to oversee the independence of the auditor.
8. Review the annual audited financial statements with management, including major issues regarding accounting and auditing principles and practices as well as the adequacy of internal controls that could significantly affect the Company's financial statements.
9. Review any analysis prepared by management and the independent auditor of significant financial reporting issues and judgments made in connection with the preparation of the Company's financial statements.
10. Review with management and the independent auditor the Company's quarterly financial statements prior to the filing of its Form10-Q and its annual financial statements prior to the filing of its Form 10K.
11. Review major changes to the Company's auditing and accounting principles and practices as suggested by the independent auditor, internal auditors or management.
12. Meet periodically with management to review the Bank's exposure to major financial risks and the steps management has taken to monitor and control such exposures.
13. Approve the appointment and replacement of the senior internal auditing executive.
14. Review the significant reports to management prepared by the internal auditing department and management's responses.
15. Resolve any problems or difficulties which may have been encountered between the internal auditor and management.
       Such review should include:
       (a) Any difficulties encountered in the course of the audit work, including any restrictions on the scope of activities or access to required information.
       (b) Any changes required in the planned scope of the internal audit.
       (c) The internal audit department responsibilities, budget and staffing.
       (d) Any difficulties which may have arisen between internal auditor and management concerning a response or lack thereof on any management letter.
16. Approve the engagement of its independent auditor for any non-audit reviews, including its fees therefore.
17. Review with the Company's Counsel legal matters that may have a material impact on the financial statements, the Company's compliance policies and material reports or inquiries received from regulators or governmental agencies.
18. Meet at least annually with the chief financial officer, the senior internal auditing executive and the independent auditor in separate executive sessions.
19. Establish procedures which provide for the receipt, retention and treatment of complaints regarding accounting, internal accounting controls or auditing matters, including procedures for the confidential, anonymous submission by employees of the Bank of concerns regarding questionable accounting or auditing matters.

While the Audit Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Audit Committee to plan or conduct audits or to determine that the Company's financial statements are complete and accurate and are in accordance with generally accepted accounting principles. This is the responsibility of management and the independent auditor.

1.     Election of Class I Directors
       Nominees:     C. R. Cloutier
                     J. B. Hargroder, M.D.
                     William M. Simmons



       ___ FOR all nominees listed except as marked to the contrary

       ___   WITHHOLD authority for all nominees

             If you wish to withhold authority to vote for certain of the nominees listed, strike through the nominee(s) names.


2. In their discretion, to vote upon such other business as may properly come before the meeting or any adjournment thereof.
                                         This proxy will be voted as
                                         specified.  If no specific
                                         directions are given, this
                                         proxy will be voted FOR the
                                         nominees named.

                                         Please sign exactly as name
                                         appears on the certificate or
                                         certificates representing
                                         shares to be voted by
                                         the proxy.  When signing as
                                         executor, administrator,
                                         attorney, trustee or guardian,
                                         please give full title as
                                         such.  If a corporation,
                                         please sign in full corporate
                                         name by president or
                                         other authorized persons.  If
                                         a partnership, please sign in
                                         partnership name by authorized
                                         persons.


                                         Dated:____________________2003

                                         ____________________________
                                            Signature of Shareholder

                                         ____________________________

                                          Signature (if jointly owned)

                                         PLEASE MARK, SIGN, DATE AND
                                         RETURN THIS PROXY CARD TO
                                         THE COMPANY PROMPTLY USING
                                         THE ENCLOSED ENVELOPE.

                                 PROXY
                         MIDSOUTH BANCORP, INC.
                              May 27, 2003
                    Annual Meeting of Shareholders


      THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.


The undersigned hereby appoints Raymond F. Mikolajczyk and Sammy Baudoin, or any of them, proxies of the undersigned, with full power of substitution, to represent the undersigned and to vote all of the shares of Common Stock of MidSouth Bancorp, Inc. (the "Company") that the undersigned is entitled to vote at the annual meeting of the shareholders of the Company to be held on May 27, 2003 and at any and all adjournments thereof.